UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    July 13, 2014

POKERTEK, INC.

(Exact Name of Registrant as Specified in Its Charter)

North Carolina	000-51572	61-1455265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1150 Crews Road, Suite F Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 849-0860

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by PokerTek, Inc., a North Carolina corporation (the “Registrant”), in connection with the items set forth below.

Item 8.01:       Other Events

Settlement of Certain Litigation

As previously disclosed, PokerTek, Inc., a North Carolina corporation (“PokerTek”), Multimedia Games, Inc, a Delaware corporation (“Parent”), and 23 Acquisition Co., a North Carolina corporation and a wholly owned subsidiary of Parent (“23 Acquisition”), entered into that certain Agreement and Plan of Merger, dated as of April 29, 2014, (the “Merger Agreement”), pursuant to which Parent agreed to acquire all of the outstanding shares of PokerTek’s common stock in an all cash merger (the “Proposed Merger”).

    As described in the Definitive Proxy Statement, dated June 16, 2014, under the heading “Proposal I: The Merger - Litigation Related to the Merger,” a purported class action complaint on behalf of PokerTek’s shareholders was filed on May 9, 2014 in the General Court of Justice, Superior Court Division in and for Mecklenburg County, North Carolina, Case No. 14-CVS-8300, captioned Robert Simmer, on behalf of himself and all others similarly situated, Plaintiff, v. PokerTek, Inc., Multimedia Games Holding Company, Inc., Multimedia Games, Inc., 23 Acquisition Co., James Crawford, Joe Lahti, Lyle Berman, Lou White and Arthur L. Lomax,  Defendants, and an purported amended class action complaint was filed on June 6, 2014 (“Action #1”).

    A second purported class action complaint on behalf of PokerTek’s shareholders was filed on May 15, 2014 in the General Court of Justice, Superior Court Division in and for Mecklenburg County, North Carolina, Case No 14-CVS-8911, captioned Jeffrey Weber and James Dabord, individually and on behalf of all others similarly situated, Plaintiff, v. PokerTek, Inc., Multimedia Games Holding Company, Inc., Multimedia Games, Inc., 23 Acquisition Co., James Crawford, Joe Lahti, Lyle Berman, Lou White and Arthur L. Lomax,  Defendants, and an purported amended class action complaint was filed on June 6, 2014 (“Action #2”).

A third purported class action complaint on behalf of PokerTek’s shareholders was filed on May 16, 2014 in the General Court of Justice, Superior Court Division in and for Mecklenburg County, North Carolina, Case No. 14-CVS-9215, captioned Herald J. Stephens, individually and on behalf of all others similarly situated, as Plaintiff, v. Mark D. Roberson, James T. Crawford III, Joseph J. Lahti, Lyle A. Berman, Gehrig H. White, Arthur L. Lomax, PokerTek, Inc., Multimedia Games, Inc., Multimedia Games Holding Company, Inc. and 23 Acquisition Co., Defendants (“Action #3”).

A fourth purported class action complaint on behalf of PokerTek’s shareholders was filed on May 19, 2014 in the General Court of Justice, Superior Court Division in and for Mecklenburg County, North Carolina, Case No 14-CVS-9271, captioned Luis Lobo, individually and on behalf of all others similarly situated, as Plaintiff, v. PokerTek, Inc., James Crawford, Joe Lahti, Lyle Berman, Gehrig White, Lee Lomax, Mark Roberson, Multimedia Games, Inc. and 23 Acquisition Co., Defendants, and an purported amended class action complaint was filed on June 6, 2014 (the “Action #4”).

    A firth purported class action and shareholder derivative complaint on behalf of PokerTek’s shareholders was filed on June 9, 2014 in the General Court of Justice, Superior Court Division in and for Mecklenburg County, North Carolina, Case No 14-CVS-10579, captioned Arkady Sandler, individually and on behalf of all others similarly situated, as Plaintiff, v. Joseph J. Lahti, Lyle A. Berman, Gehrig H. White, Arthur L. Lomax, James T. Crawford III,  Multimedia Games, Inc. and 23 Acquisition Co., Defendants and PokerTek, Inc., Nominal Defendant (“Action #5”).

    Actions #1, #2, #3, #4 and #5 are collectively referred to herein as the Actions.  On July 8, 2014, the Actions were consolidated into a single action under the caption of Action #5.

    On July 10, 2014, a substantially similar shareholder action was filed in the United States District Court for the Western District of North Carolina, captioned Clark v. PokerTek, Inc., Case No. 3:14 cv 00380 (W.D.N.C.) (the "Federal Action" and, together with the Consolidated Action, the "Actions"), alleging breaches of fiduciary duty and aiding and abetting thereof and related violations of federal securities law, against Defendants relating to the Proposed Transaction.  This action has not yet been served on the defendants.

PokerTek believes that these lawsuits are without merit and that no further disclosure is required to supplement the Definitive Proxy Statement under any applicable rule, statute, regulation or law.  However, to eliminate the burden, expense and uncertainties inherent in such litigation, on July 13, 2014, the defendants entered into a memorandum of understanding (the "Memorandum of Understanding") regarding settlement of the Consolidated Action.  The Memorandum of Understanding outlines the terms of the parties' agreement in principle to settle and release all claims which were or could have been asserted in the Consolidated Action and the Federal Action.  In consideration for such settlement and release, the parties to the Consolidated Action have agreed that PokerTek will make certain supplemental disclosures to the Definitive Proxy Statement, all of which are set forth below.  The Memorandum of Understanding contemplates that the parties will attempt in good faith to agree promptly upon a stipulation of settlement to be submitted to the assigned Judge of the North Carolina Business Court of the General Court of Justice, Superior Court Division, Mecklenburg County, North Carolina for approval at the earliest practicable time.  The Stipulation will be subject to customary conditions, including confirmatory discovery and approval by the Court, which will consider the fairness, reasonableness and adequacy of such settlement.  Under the terms of the proposed settlement, following final approval by the Court, the Consolidated Action will be dismissed with prejudice.  There can be no assurance that the parties will ultimately enter into the Stipulation or that the Court will approve the settlement even if the parties were to enter into the Stipulation.  In such event, or if the Merger is not consummated for any reason, the proposed settlement will be null and void and of no force and effect.

The settlement will not affect the timing of the Special Meeting or the amount of merger consideration to be paid to shareholders of PokerTek in connection with the proposed Merger.

Defined terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to those terms in the Definitive Proxy Statement.

SUPPLEMENTAL DISCLOSURES

In the Memorandum of Understanding with respect to the settlement of the lawsuits described above, PokerTek has agreed to make these supplemental disclosures to the Definitive Proxy Statement.  These supplemental disclosures should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.  Without admitting in any way that the disclosures below are material or otherwise required by law, PokerTek makes the following amended and supplemental disclosures:

1.
PokerTek hereby supplements the disclosures in the Proxy related to the financial projections of the Company relied upon by Burrill in performing its valuation analyses to provide the following additional information:

	2014	2015	2016	2017	2018	2019
EBITDAS	$503	$1,662	$2,626	$3,731	$4,982	$6,098
Depreciation and Amortization	$873	$1,379	$1,415	$1,905	$2,618	$3,304
Share-based Compensation	$360	$336	$338	$372	$412	$454
Change in Working Capital	$(488)	$(2,512)	$(2,960)	$(3,366)	$(3,818)	$(3,662)
Capital Expenditures	$-	$(21)	$(27)	$(32)	$(37)	$(41)
Effective Tax Rate	-3%	-25%	10%	10%	10%	10%
Unlevered Free Cash Flow	$(11)	$(892)	$(455)	$180	$923	$2,151

2.
None of the confidentiality agreements entered into between PokerTek and the companies identified in the Proxy contain standstill provisions that are currently barring those interested parties from making competing and/or superior offers for the Company.

3.	PokerTek retained Northeast Securities, an investment bank, on July 12, 2012 to assist PokerTek to explore potential sell side opportunities for PokerTek.

4.	PokerTek again retained Northeast Securities, an investment bank, on May 7, 2013 to assist PokerTek with respect to exploring a transaction with several identified potential suitors.

5.	Historically, Burrill has never performed, or received compensation for performing, any services for PokerTek or MGAM.

6.
With respect to Burrill's Comparable Companies Analysis , the enterprise value/EBITDA and enterprise value/revenue multiples observed for each of the companies for the last twelve months and estimated FY2014, as well as the price to book value for each of the selected companies are as follows:

($ in millions, except per share data)					Enterprise Value				Price
	Price	% of 52	Equity	Enterprise	Revenue		EBITDA		Book
Company	04/25/14	Wk High	Value	Value	LTM	2014E	LTM	2014E	Value

International Game Technology	$12.46	58.8%	$3,073.9	$4,906.6	2.2x	2.3x	6.9x	6.8x	2.8x
Bally Technologies, Inc.	$62.88	76.1%	$2,458.4	$4,250.1	3.7x	3.2x	11.0x	8.9x	10.8x
Scientific Games Corporation	$11.68	60.0%	$980.3	$4,015.5	3.2x	2.4x	14.4x	7.5x	3.4x
Aristocrat Leisure Ltd.	$4.55	88.6%	$2,510.5	$2,721.5	3.5x	N.A.	16.4x	N.A.	6.9x
Ainsworth Game Technology Ltd.	$3.85	86.8%	$1,239.8	$1,186.1	5.9x	N.A.	17.5x	N.A.	6.2x
Universal Entertainment Corporation	$18.20	69.2%	$1,335.6	$1,059.9	1.3x	N.A.	4.1x	N.A.	0.7x
Multimedia Games Holding Company, Inc.	$27.22	67.8%	$805.7	$710.0	3.3x	3.1x	6.8x	6.2x	3.5x
Amaya Gaming Group Inc.	$6.17	73.4%	$580.7	$657.0	4.6x	3.6x	25.7x	8.7x	2.7x
IBASE GAMING Inc	$3.24	93.1%	$58.4	$45.1	1.4x	N.A.	18.8x	N.A.	5.3x
Gaming Partners International Corporation	$8.19	80.3%	$64.8	$45.2	0.9x	N.A.	24.1x	N.A.	1.4x
Galaxy Gaming, Inc.	$0.45	88.2%	$17.2	$34.9	4.1x	3.6x	9.8x	8.1x	12.0x
DEQ Systems Corporation	$0.29	75.1%	$21.1	$19.9	2.9x	N.A.	22.2x	N.A.	2.8x
Source: S&P Capital IQ

The multiples selected and applied by Burrill as part of this analysis (representing the   40th and 60th percentiles of the observed data sets) were thus:

a.	3.2x – 3.6x LTM Revenue
b.	2.6x – 3.2x 2014 Revenue
c.	13.1x – 16.4x LTM EBITDA
d.	6.5x – 7.8x 2014 EBITDA
e.	3.0x – 4.1x Price/Book

7.
With respect to Burrill's Comparable Transactions Analysis, the enterprise value/LTM Revenue and enterprise value/LTM EBITDA for each of the selected transactions, as well as the price to book value for each of the transactions observed are as follows:

	Implied					Implied
	Enterprise	Ent. Value / LTM				Equity /
Target/Issuer	Value	Revenue		EBITDA		Book Value

SHFL entertainment, Inc.	$1,343.5	4.9	x	16.1	x	4.4	x
WMS Industries Inc.	1,486.8	2.2	x	7.6	x	1.6	x
Cadillac Jack, Inc.	177.0	2.3	x	5.0	x	-
GameTech International Inc.	19.6	0.6	x	7.5	x	0.7	x
Elo Touch Solutions, Inc.	380.0	0.9	x	-		-
Odyssey Gaming Limited	3.5	0.3	x	5.4	x	0.7	x
Abilit Corporation	72.5	1.4	x	-		0.9	x
Inspired Gaming Group Limited	270.6	2.1	x	5.3	x	2.4	x
Cyberview Technology, Inc.	54.6	1.1	x	N.M.		2.2	x
Octavian Global Technologies, Inc.	30.1	0.5	x	4.9	x	-
Inspired Gaming Group Limited	695.1	2.5	x	6.8	x	2.5	x
Summit Amusement & Distributing, Ltd.	44.0	1.7	x	9.0	x	41.7	x
Radica Games Ltd.	185.8	1.3	x	15.6	x	2.3	x
GTECH Holdings Corporation	4,717.3	3.7	x	9.4	x	4.8	x
Stargames	112.2	2.2	x	13.2	x	3.7	x
Taito Corporation	545.0	0.7	x	5.5	x	1.2	x
Atronic International	148.3	1.0	x	5.4	x	-
Acres Gaming Incorporated	107.5	3.0	x	9.9	x	5.6	x
Anchor Coin, Inc.	57.0	1.3	x	6.1	x	1.3	x
Casino Data Systems	170.4	2.2	x	9.3	x	2.0	x

The multiples selected and applied by Burrill as part of this analysis (representing the   40th and 60th percentiles of the observed data sets) were thus:
a.	1.3x – 2.1x LTM Revenue
b.	6.4x – 8.4x LTM EBITDA
c.	2.0x – 2.4x Price/Book

8.	With respect to Burrill's Premiums Paid Analysis, the one-day, seven-day, and thirty-day premiums for each of the transactions observed in the Comparable Transactions Analysis are as follows:

		Premium Paid
		1 Day	1 Week	1 Month
Target/Issuer	Acquirer	Prior	Prior	Prior

SHFL entertainment, Inc.	Bally Technologies, Inc.	24.3%	30.6%	29.5%
WMS Industries Inc.	Scientific Games Corporation	58.8%	51.3%	48.6%
Cadillac Jack, Inc.	Amaya Gaming Group Inc.	-	-	-
GameTech International Inc.	Yuri Itkis Gaming Trust of 1993	-	-	-
Elo Touch Solutions, Inc.	The Gores Group LLC	-	-	-
Odyssey Gaming Limited	eBet Limited	152.5%	152.5%	152.5%
Abilit Corporation	Konami Corp.	14.4%	14.4%	9.6%
Inspired Gaming Group Limited	Vitruvian Partners LLP	21.2%	25.7%	16.5%
Cyberview Technology, Inc.	International Game Technology	97.7%	93.9%	71.3%
Octavian Global Technologies, Inc.	PacificNet, Inc.	-	-	-
Inspired Gaming Group Limited	FL GROUP hf.	13.0%	13.6%	10.0%
Summit Amusement & Distributing, Ltd.	GameTech International Inc.	-	-	-
Radica Games Ltd.	Mattel, Inc.	11.5%	13.8%	9.0%
GTECH Holdings Corporation	Lottomattica S.p.A.	4.5%	9.2%	11.5%
Stargames	Shuffle Master Australasia Pty Limited	19.2%	19.2%	15.7%
Taito Corporation	Square Enix Holdings Co., Ltd.	14.6%	16.1%	15.4%
Atronic International	GTECH Corporation	-	-	-
Acres Gaming Incorporated	International Game Technology	2.7%	13.9%	31.4%
Anchor Coin, Inc.	Affinity Gaming	-	-	-
Casino Data Systems	Aristocrat Leisure Ltd.	7.2%	33.3%	54.2%

9.	With respect to Burrill's Discounted Cash Flow and Sensitivity Analysis, the following additional information is provided:

a.	Burrill utilized the end of period convention for the PokerTek DCF because it was most appropriate for the projected growth rate of the Company.

b.
To demonstrate the sensitivity in the DCF, Burrill held the discount rate constant for the purpose of calculating the terminal value because the terminal value was already being varied to the terminal growth rate.

c.	The implied valuation range derived by Burrill is amended to $1.01 to $1.50 per share (from $.98 to $1.47 per share).

This filing may be deemed to be solicitation material in respect of the proposed acquisition of PokerTek by Multimedia Games.  In connection with the proposed merger transaction, PokerTek filed with the Securities and Exchange Commission (the "SEC") the Definitive Proxy Statement on June 19, 2014. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE TN THE DEFINITIVE PROXY STATEMENT BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Definitive Proxy Statement was mailed to PokerTek's shareholders on or about June 24, 2014.  Free copies of the Definitive Proxy Statement and other filings that PokerTek has made with the SEC may be obtained at the SEC's website at http://www.sec.gov.  In addition, investors may obtain a free copy of the Definitive Proxy Statement and other filings that PokerTek has made with the SEC from PokerTek's website at http://www.pokertek.com or by directing a request to: PokerTek, Inc., 1150 Crews Road, Suite F Matthews, North Carolina 28105, Attn: Secretary of the Corporation.

Participants in the Solicitation

PokerTek and its directors, executive officers and certain other members of management and employees of PokerTek may be deemed "participants" in the solicitation of proxies from shareholders of PokerTek in favor of the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the shareholders of PokerTek in connection with the proposed merger are set forth in the Definitive Proxy Statement and other relevant documents that may be filed with the SEC.  You can find information about PokerTek's executive officers and directors in its Annual Report on Form 10-K/A for the fiscal year ended December 31, 2013 filed with the SEC on April 29, 2014.

Forward-Looking Statements

This document includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "project," "could," "should," "would," "continue," "seek," "target," "guidance," "outlook," "forecast" and other similar words.  These forward-looking statements are based on PokerTek's current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and timing of certain events to differ materially from the information i n the forward-looking statements.  The following factors, among others, could cause actual results to differ from such statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed merger agreement; the failure to receive, on a timely basis or otherwise, the required approvals by PokerTek's shareholders and government or regulatory agencies; the risk that a closing condition to the proposed merger may not be satisfied; risks related to the disruption of management's attention from PokerTek's ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on PokerTek's relationships with its customers, suppliers and service providers; and other economic, business, competitive, and regulatory factors affecting the businesses of PokerTek generally, including those set forth in the filings of PokerTek with the SEC, especially in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of its annual reports on Form 10-K and quarterly reports on Form 10- Q, current reports on Form 8-K and other SEC filings. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements. PokerTek assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements except as required by law.

Item 9.01:                      Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Memorandum of Understanding entered into as of July 13, 2014

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PokerTek, Inc.

Dated: July 14, 2014	By: /s/ Mark D. Roberson
Mark D. Roberson
Chief Executive Officer